NYLIM VP FUNDS TRUST

NYLIM VP Small Cap Growth Portfolio
(the “Portfolio”)

Supplement dated August 31, 2026 (“Supplement”) to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),
each dated May 1, 2026, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

Effective on or before the close of business on December 31, 2027, it is anticipated that Christopher A. Berrier will no longer serve as a portfolio manager of the Portfolio. All references to Mr. Berrier will be deleted in their entirety from the Summary Prospectus, Prospectus and SAI at that time. Other than this change, it is anticipated that the portfolio management team of the Portfolio will remain the same.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.